Fees Summary	Jul. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 159,340,959.81
Previously Paid Amount	0
Total Fee Amount	24,395.11
Total Offset Amount	24,395.11
Net Fee	$ 0